FAIR VALUE GAINS, NET	12 Months Ended
Dec. 31, 2017
Fair Value Measurement [Abstract]
FAIR VALUE GAINS, NET
FAIR VALUE GAINS, NET
The components of fair value gains, net, are as follows:

(US$ Millions) Years ended Dec. 31,	2017	2016	2015
Commercial properties	$347	$290	$1,583
Commercial developments	202	251	430
Financial instruments and other	705	151	(6)
Total fair value gains, net	$1,254	$692	$2,007